EXHIBIT 32.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of The Hertz Corporation (the "Company") on Form 10-Q for the period ending September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott M. Haralson, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)the Report, to which this statement is furnished as an Exhibit, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 5, 2026
		By:	/s/ SCOTT M. HARALSON
Scott M. Haralson Executive Vice President and Chief Financial Officer